UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  MAY 31, 2005

                            STERLING CHEMICALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        000-50132                                         76-0502785
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(Commission File Number)                       (IRS Employer Identification No.)


                           333 CLAY STREET, SUITE 3600
                            HOUSTON, TEXAS 77002-4109
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              (Address of Principal Executive Offices and Zip Code)


                                 (713) 650-3700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
           ------------------------------------------

           Sterling Chemicals, Inc. (the "Company") has entered into a Separation Agreement, effective as of May 31, 2005, with O&D USA LLC (d/b/a Innovene Chemicals), ANEXCO, LLC and BP Amoco Chemical Company containing the terms and conditions described under Item 1.02 of this report.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
           ----------------------------------------------

           The Separation Agreement entered into among the Company, O&D USA LLC, ANEXCO, LLC and BP Amoco Chemical Company provides for the settlement of the previous dispute among the parties related to the Company's right to declare force majeure under its various acrylonitrile arrangements, and the termination of most of the acrylonitrile-related agreements between the parties effective as of May 31, 2005. The Separation Agreement, a copy of which is attached as an exhibit to this Form 8-K, provides for the termination of the following agreements that the Company has previously filed as contracts material to it:

            - Amended and Restated Production Agreement dated March 31, 1998 between O&D USA LLC (as assignee of BP Amoco Chemical Company) and the Company;

            - Joint Venture Agreement dated March 31, 1998 between O&D USA LLC (as assignee of BP Amoco Chemical Company) and the Company; and

            - Acrylonitrile Expanded Relationship and Master Modification Agreement dated June 19, 2003 between O&D USA LLC (as assignee of BP Amoco Chemical Company) and the Company,

The Separation Agreement also provides for the termination of the European Distribution Agreement between the Company and O&D USA LLC (as assignee of BP Amoco Chemical Company) and other letter agreements between such parties, as well as for the modification of the acrylonitrile License Agreement and Catalyst Sales Contract between the Company and O&D USA LLC. In addition, pursuant to the Separation Agreement, the Company assigned its interest in ANEXCO, LLC to O&D USA LLC effective as of May 31, 2005. The Separation Agreement does not impact any other commercial relationships between any of the parties, such as the acetic acid production agreement between the Company and BP Amoco Chemical Company. In addition, the Company expects to continue purchasing raw materials related to its styrene business from O&D USA LLC or BP Amoco Chemical Company.

           Under the Separation Agreement, O&D USA LLC made a one-time payment to the Company of $700,000 and ANEXCO, LLC will make a series of distributions to the Company to liquidate the Company's equity interest in ANEXCO, LLC. An


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
initial distribution of $4,800,000 was made by ANEXCO, LLC to the Company on May 31, 2005, a subsequent distribution from ANEXCO, LLC of up to $1,500,000 is expected to occur on July 15, 2005 and a final distribution is expected to occur after an audit has been completed of ANEXCO, LLC's books and records. If the audit shows that the distributions previously made to the Company exceed the Company's equity value in ANEXCO, LLC, the Company would refund the difference. However, the Company expects to receive between $500,000 and $1,000,000 in the final distribution. The Company is obligated to make a few payments to O&D USA LLC and ANEXCO, LLC for services performed prior to the termination of the agreements, none of which is material to the Company in amount. The Company is not required to make any other payments to O&D USA LLC, ANEXCO, LLC or BP Amoco Chemical Company in connection with the settlement of the force majeure dispute or the termination of the acrylonitrile-related agreements.

           The Company is continuing to explore all available options with respect to its acrylonitrile business and related assets, including, in particular, modifying its acrylonitrile plant to allow for its operation in an economic manner at significantly reduced rates or permanently exiting the business.

           Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements concerning the Company's expectations for receiving future payments under the Separation Agreement. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and Sterling's overall business and financial performance can be found in Sterling's filings with the Securities and Exchange Commission, including Sterling's Annual Report on Form 10-K. Investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.





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
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
           ----------------------------------

           (c) Exhibits.


       Exhibit Number   Description
       --------------   -----------

           10.1 Separation Agreement effective as of May 31, 2005 by and among Sterling Chemicals, Inc., O&D USA LLC (d/b/a Innovene Chemicals), ANEXCO, LLC and BP Amoco Chemical Company

























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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STERLING CHEMICALS, INC.

                                  By: /s/ Richard K. Crump
                                      ---------------------------------------
                                      Richard K. Crump
                                      President and Chief Executive Officer

Dated: May 31, 2005

























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
                                  EXHIBIT INDEX


       Exhibit Number   Description
       --------------   -----------

           10.1 Separation Agreement effective as of May 31, 2005 by and among Sterling Chemicals, Inc., O&D USA LLC (d/b/a Innovene Chemicals), ANEXCO, LLC and BP Amoco Chemical Company


























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